Exhibit 3.1

        Dean Heller
        Secretary of State
        206 North Carson Street
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Webside: secretaryofstate.biz

ARTICLES OF INCORPORATION
(PERSUANT TO NRS 78)

Important: Read attached instructions before completing form.                                    ABOVE SPACE IS FOR OFFICE USE ONLY.

1.	Name of Corporation:	TriCord Hurricane Holdings, Inc.
2.	Resident Agent Name and Street Address: (must be nevada adress where process may be served)
The Corporation Trust Company of Nevada
Name
6100 Neil Road, Suite 500                                                                  Reno                        Nevada        89511
Street Address                             City             State          Zip Code
______________________________________________________________________
Optional mailing Address                                                                  City                                 State          Zip Code

3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 100,000,000 Par Value: $ 0.0001 Number of shares without par value
(number of shares corporationn authorized to issue)
4.	Names &Addresses of Board of Directors/Trustees b (attach additional pages oif there is more than 3 directors/trustees)
1. Charlie Hess
Name
1201 E. 33rd St.                                                                  Tulsa                         TX                74105
Street Address                       City             State    Zip Code

2. Kenny Tolbert
Name
1201 E. 33rd St.                                                                    Tulsa                                    TX               74015
Street Address                                                                     City                                     State          Zip Code

3.
Name

Street Address                                                                     City                                     State          Zip Code

5.	Purpose: (Optional-see instructions)	The purpose of this Corporation shall be: to engage in any lawful act or activity permitted under the General Corporation Law of the state of Nevada
6.	Names, Address and Signature of Incorporator: (attach additional pages if there is more than 1 incorporator)	Charlie Hess Name Signature 1201 E. 33rd St. Tulsa TX 74105 Address City State Zip Code
7.	Certificate of Acceptence of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. By: _/s/ ______________________ Authorized Signature of R.A. or On Behalf of R.A Company Date

This form must be accompanied by approriate fees. See attached fee schedule.